UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

(Amendment No.          )

Filed by the Registrant ☒            Filed by a party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

AVADEL PHARMACEUTICALS PLC

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than The Registrant)

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☒	No fee required.
☐	Fee paid previously with preliminary materials.
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

12UZDA D02 Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to Be Held on August 1, 2023. *** Exercise Your Right to Vote *** Meeting Information Meeting Type: Annual Meeting For holders as of: May 25, 2023 Meeting Date: August 1, 2023 Meeting Time: 10:00 AM (Irish Standard Time) Location: Arthur Cox LLP Ten Earlsfort Terrace Dublin 2, D02 T380, IRELAND AVADEL PHARMACEUTICALS PLC You are receiving this communication because you are a registered holder of ordinary shares of Avadel Pharmaceuticals plc. This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.eproxyappointment.com or easily request a paper copy (see reverse side). We encourage you to access and review all of the important information contained in the proxy materials before voting. See the reverse side of this notice to obtain proxy materials and voting instructions. Shareholder Reference Number: Control Number: PIN#: 917861 00000XXX/000000/000000 (AA111AAZZ) MR SAM SAMPLE DESIGNATION (IF ANY) MR JOINT HOLDER 1 ADD1 ADD2 ADD3 ADD4 *000001010101000* 000001 SGANPC5 C1234567890 1234

12UZDA D02 Before You Vote How to Access the Proxy Materials Proxy Materials Available to VIEW or RECEIVE: 1. Notice of Annual General Meeting & Proxy Statement 2. Annual Report on Form 10-K 3. Irish Statutory Financial Statements, including Related Reports How to View Online: Have the information that is printed in the box (located on the previous page) and visit: www.eproxyappointment.com How to Request and Receive a PAPER or E-MAIL Copy: If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request: 1) BY INTERNET: www.eproxyappointment.com 2) BY TELEPHONE: Ireland: +353 1 216 3100 France: +33 (0)472-783-434 United States: +1 (636) 449-1830 3) BY E-MAIL*: usservices@computershare.ie *If requesting materials by e-mail, please send an e-mail with the information that is printed in the box on the previous page along with the company name Avadel Pharmaceuticals plc in the subject line. Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before July 25, 2023 to facilitate timely delivery. How to Vote Please Choose One of the Following Voting Methods Vote In Person: If you choose to vote these shares in person at the meeting, please check the meeting materials for any special requirements for meeting attendance. Vote By Internet: To vote now by Internet, go to www.eproxyappointment.com. Have the information that is printed in the box marked on the previous page and follow the instructions. Vote By Mail or E-Mail: You can vote by mail or e-mail by requesting a paper copy of the materials, which will include a proxy card and instructions for submission. 00000XXX/000000/000000

12UZDA D02 Voting Items The Board of Directors recommends a vote FOR the nominees listed under Proposal 1: Election of Directors Nominees: Gregory J. Divis Dr. Eric J. Ende Geoffrey M. Glass Dr. Mark A. McCamish Linda S. Palczuk Peter J. Thornton The Board of Directors recommends a vote FOR the following proposals: To ratify the appointment of Deloitte & Touche LLP as the Company’s independent registered public auditor and accounting fi rm for the fi scal year ending December 31, 2023, and to authorize, in a binding vote, the Audit Committee of the Board of Directors to set the independent registered public auditor and accounting fi rm remuneration (“Proposal 2”). To approve the amendment to the Avadel Pharmaceuticals plc 2020 Omnibus Incentive Compensation Plan to increase the number of shares authorized for issuance under the plan by 6,500,000 shares (“Proposal 3”). The Board of Directors will consider and act upon any other business as may properly come before the meeting or any adjournment or postponement thereof. 00000XXX/000000/000000 *000001010101000*